EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Akorn, Inc. on Form S-8 of our report dated March 17, 1997, appearing in the Annual
Report on Form 10-K of Akorn, Inc. for the six months ended December 31, 1996.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New Orleans, Louisiana

July 10, 1997